MUNIVEST
NEW JERSEY
FUND, INC.









FUND LOGO









Annual Report

October 31, 1996



This report, including the financial information herein, is transmitted to the shareholders of MuniVest New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MUNIVEST NEW JERSEY FUND, INC.



The Benefits and
Risks of
Leveraging


MuniVest New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common
Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




Important Tax
Information
(unaudited)


All of the net investment income distributions paid by MuniVest New Jersey Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




DEAR SHAREHOLDER

For the year ended October 31, 1996, the Common Stock of MuniVest
New Jersey Fund, Inc. earned $0.781 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.66%, based on a month-end net asset value of $13.78 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.61%, based on a change in per share net asset value from $13.76 to $13.78, and assuming reinvestment of $0.780 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.20%, based on a change in per share net asset value from $13.39 to $13.78, and assuming reinvestment of $0.392 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.10%.

The Environment
Investor perceptions regarding the direction of the US economy shifted over the course of the six-month period ended October 31, 1996. Throughout the summer months, concerns of an overheating economy and spiraling inflation dominated the financial markets as investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. However, as it became apparent that inflationary pressures were still under control--and when the Federal Reserve Board did not tighten monetary policy at its September 24 meeting--the investment outlook became more positive. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product (GDP) growth is slowing, labor-cost pressures are subsiding, consumer confidence is easing, and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

The Municipal Market and
Portfolio Strategy
During the past 12 months, the muni-cipal bond market was extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a low of 5.63% on January 4, 1996 to a high of 6.34% on June 13, 1996. At year-end October 31, 1996, the Index was roughly back to the levels at which it began the period, having retraced the losses associated with a surge in economic growth during the first six months of the calendar year. The change in direction of long-term interest rates occurred as a result of the slower economic pace exhibited during the third quarter of 1996. The change of pace led investors to alter the consensus view of future monetary policy from that of a tightening to no change. Since August, prices of long-term fixed-income securities have risen modestly while short-term securities have reacted more dramatically.

During the 12 months ended October 31, 1996, we sought to provide a generous level of tax-exempt income for shareholders without sacrificing the strong credit quality characteristics of the portfolio. We ended the prior year constructive on the interest rate environment and extended the duration of the portfolio by purchasing securities which we believed would enhance the total return to shareholders in a period of declining interest rates. However, strong job growth led an economic revival from February through July which forced a major change in investor psychology. We shifted the portfolio to a more defensive posture to protect the net asset value as yields on long-term municipal bonds surged approximately 0.75% between January and mid-June. Since peaking in June, interest rates have declined somewhat as the economy has shown early signs of cooling. We shifted to a more neutral posture once again. By remaining fully invested during the period, we were able to provide an attractive dividend while limiting interest rate risk.

For the 12-month period ended October 31, 1996, the Fund experienced a 6.00% increase in cumulative total return versus an average increase of 6.00% for all New Jersey tax-exempt closed-end leveraged bond funds as reported by Lipper Analytical Services, Inc. The Fund's Common Stock also produced a 5.66% yield for the 12-month period ended October 31, 1996 as compared to the industry average of 5.63% as reported by Lipper Analytical Services, Inc.

In Conclusion
We appreciate your ongoing interest in MuniVest New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(William M. Petty)
William M. Petty
Vice President and Portfolio Manager



November 25, 1996



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

NYSE Symbol
MVJ

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, New York 10004



PROXY RESULTS


During the six-month period ended October 31, 1996, MuniVest New
Jersey Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders'
meeting on September 9, 1996. The description of each proposal and number of shares voted are as follows:
                                                                                  Shares Voted        Shares Voted
                                                                                      For          Without Authority
1. To elect the Fund's Board of Directors:     Edward H. Meyer                     5,187,371           206,042
                                               Jack B. Sunderland                  5,189,371           204,042
                                               J. Thomas Touchton                  5,189,371           204,042
                                               Arthur Zeikel                       5,188,371           205,042

                                                                           Shares Voted    Shares Voted     Shares Voted
                                                                               For           Against          Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                     5,266,426        45,837          81,150

During the six-month period ended October 31, 1996, MuniVest New
Jersey Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 6, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted        Shares Voted
                                                                                      For          Without Authority
1. To elect the Fund's Board of Directors:     Donald Cecil                          1,492                 0
                                               M. Colyer Crum                        1,492                 0
                                               Edward H. Meyer                       1,492                 0
                                               Jack B. Sunderland                    1,492                 0
                                               J. Thomas Touchton                    1,492                 0
                                               Arthur Zeikel                         1,492                 0


                                                                           Shares Voted    Shares Voted     Shares Voted
                                                                               For           Against          Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
    auditors for the current fiscal year.                                     1,489              3                0



Portfolio
Abbreviations

To simplify the listings of MuniVest New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                 S&P       Moody's   Face                                                                        Value
STATE           Ratings    Ratings  Amount    Issue                                                            (Note 1a)
New Jersey--    AAA         Aaa     $2,500    Atlantic City, New Jersey, Board of Education,
98.0%                                         School Revenue Bonds, UT, 6.125% due 12/01/2011 (d)               $  2,625

                AA          Aa       2,845    Burlington County, New Jersey, General Improvement
                                              Bonds, GO, UT, 5.20% due 10/01/2001                                  2,934

                AAA         Aaa      2,500    Camden County, New Jersey, Improvement Authority,
                                              Lease Revenue Bonds (County Guaranteed), 6.15% due
                                              10/01/2014 (b)                                                       2,635

                AAA         Aaa      1,815    Cape May County, New Jersey, Industrial Pollution Control
                                              Financing Authority Revenue Bonds (Atlantic City Electric
                                              Company Project), AMT, Series A, 7.20% due 11/01/2029 (b)            2,085

                AAA         Aaa      1,300    Highland Park, New Jersey, School District, GO, UT, 6.55%
                                              due 2/15/2025 (b)                                                    1,429

                AAA         Aaa      2,000    Hudson County, New Jersey, COP, Refunding (Correctional
                                              Facilities), 6.60% due 12/01/2021 (b)                                2,162

                AA          A        3,200    Jersey City, New Jersey, School GO, UT, 6.65% due 2/15/2002 (f)      3,554

                AAA         Aaa      1,600    Middlesex County, New Jersey, COP, 6.125% due 2/15/2019 (b)          1,652

                                              New Jersey EDA, Economic Development Revenue Bonds:
                NR*         Aa1      1,600      (400 International Drive Partners), VRDN, 3.50%
                                                due 9/01/2005 (a)                                                  1,600
                BB+         Baa2     1,900      (American Airlines Inc. Project), AMT, 7.10% due 11/01/2031        2,021
                NR*         A1       1,500      Refunding (Burlington Coat Factory), 6.125% due 9/01/2010          1,571

                AAA         Aaa      2,400    New Jersey EDA, Educational Testing Services Revenue Bonds,
                                              Series B, 6.25% due 5/15/2025 (b)                                    2,562

                AAA         Aaa      3,900    New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                              Bonds (NUI Corp.), Series A,6.35% due 10/01/2022 (d)                 4,178

                NR*         Aa1      4,500    New Jersey EDA, Solid Waste Disposal Facilities Revenue
                                              Bonds (Garden State Paper Company), AMT, 7.125% due 4/01/2022        4,820

                                              New Jersey EDA, Water Facilities Revenue Bonds (American
                                              Water Company, Inc. Project), AMT (c):
                AAA         Aaa      3,800      6.50% due 4/01/2022                                                4,033
                AAA         Aaa      2,000      6% due 5/01/2036                                                   2,033

                                              New Jersey Health Care Facilities Financing Authority
                                              Revenue Bonds:
                AAA         Aaa      2,500      Refunding (Hackensack Medical Center), 6.625% due
                                                7/01/2017 (c)                                                      2,693
                AAA         Aaa      5,000      Refunding (Jersey Shore Medical Center), 6.75% due
                                                7/01/2019 (d)                                                      5,575
                AAA         Aaa      1,000      Refunding (Monmouth Medical Center), Series C, 6.25% due
                                                7/01/2024 (e)                                                      1,049
                NR*         Baa      4,200      (Southern Ocean County Hospital), Series A, 6.25% due
                                                7/01/2023                                                          4,182

                AAA         Aaa      2,000    New Jersey Sports and Exposition Authority, Luxury Tax
                                              Revenue Refunding Bonds (Convention Center), Series A,
                                              6.60% due 7/01/2015 (b)                                              2,183

                                              New Jersey Sports and Exposition Authority, State Contract
                                              Revenue Bonds:
                A+          Aa       2,000      Series A, 6% due 3/01/2021                                         2,029
                A1+         VMIG1++    700      VRDN, Series C, 3.30% due 9/01/2024 (a)(b)                           700

                                              New Jersey State, GO:
                AA+         Aa1      1,970      AMT, 7.05% due 7/15/2014                                           2,240
                AA+         Aa1      4,760      UT, 5% due 7/15/2002                                               4,873

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
                 S&P       Moody's   Face                                                                        Value
STATE           Ratings    Ratings  Amount    Issue                                                            (Note 1a)
New Jersey      AAA         Aaa     $3,000    New Jersey State Housing and Mortgage Finance Agency, Home
(concluded)                                   Buyer Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (b)         $  3,198

                A+          NR*      2,900    New Jersey State Housing and Mortgage Finance Agency,
                                              Housing Revenue Refunding Bonds, Series A, 6.95%
                                              due 11/01/2013                                                       3,084

                AAA         Aaa      3,000    New Jersey State Transportation Corporation, COP (Raymond
                                              Plaza East, Incorporated),6.50% due 10/01/2016 (e)                   3,260

                AAA         Aaa      2,500    New Jersey State Transportation Trust Fund Authority,
                                              Revenue Refunding Bonds (Transportation System), Series A,
                                              5% due 6/15/2015 (b)                                                 2,350

                BBB+        Baa1     1,000    New Jersey State Turnpike Authority, Turnpike
                                              Revenue Refunding Bonds, Series C, 6.50% due 1/01/2008               1,095

                                              New Jersey Wastewater Treatment Trust Loan Revenue Bonds:
                AA          Aa       2,450      6.875% due 6/15/2008                                               2,676
                AA-         Aa       2,865      Series A, 6.50% due 4/01/2014                                      3,094

                AAA         Aaa      2,000    North Hudson, New Jersey, Sewer Authority Revenue Bonds,
                                              5.125% due 8/01/2022 (c)                                             1,879

                NR*         A1       3,905    Passaic County, New Jersey, Refunding Bonds, UT, Series A,
                                              6% due 9/01/2006                                                     4,215

                AAA         Aaa      1,030    Pennsauken Township, New Jersey, Board of Education, COP,
                                              7.70% due 7/15/1999 (f)(g)                                           1,139

                                              Port Authority of New York and New Jersey, Consolidated
                                              Revenue Bonds:
                AA-         A1       5,000      72nd Series, 7.35% due 10/01/2002 (f)                              5,743
                AAA         Aaa      1,000      83rd Series, 6.375% due 10/15/2017 (b)                             1,058
                AAA         Aaa      7,000      104th Series, 3rd Installment, 4.75% due 1/15/2026 (d)             6,103
                AA-         A1       1,500      AMT, 76th Series, 6.50% due 11/01/2026                             1,587

                AAA         Aaa      1,115    South Brunswick Township, New Jersey, Board of Education,
                                              GO, UT, 6.40% due 8/01/2020 (c)                                      1,193

                AA          A        1,750    University of Medicine and Dentistry, New Jersey, Series E,
                                              6.50% due 12/01/2001 (f)                                             1,939


Puerto          A           Baa1       100    Puerto Rico Commonwealth, Highway and Transportation
Rico--0.1%                                    Authority, Highway Revenue Bonds, Series Y, 5.50% due 7/01/2026         96


                Total Investments (Cost--$106,049)--98.1%                                                        111,127

                Other Assets Less Liabilities--1.9                                                                 2,148
                                                                                                                --------
                Net Assets--100.0%                                                                              $113,275
                                                                                                                ========

             (a)The interest rate is subject to change
                periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
             (b)MBIA Insured.
             (c)FGIC Insured.
             (d)AMBAC Insured.
             (e)FSA Insured.
             (f)Prerefunded.
             (g)BIGI Insured.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors
                Service, Inc.
             Ratings of issues shown have not been audited by Ernst & Young LLP.

             See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$106,049,314) (Note 1a)                         $111,127,073
                    Cash                                                                                          59,506
                    Receivables:
                      Interest                                                             $  1,658,342
                      Securities sold                                                           643,500        2,301,842
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       8,205
                    Prepaid expenses and other assets                                                             10,192
                                                                                                            ------------
                    Total assets                                                                             113,506,818
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                       116,043
                      Investment adviser (Note 2)                                                47,778          163,821
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        68,274
                                                                                                            ------------
                    Total liabilities                                                                            232,095
                                                                                                            ------------


Net Assets:         Net assets                                                                              $113,274,723
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (1,500 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 37,500,000
                      Common Stock, par value $.10 per share (5,497,953 shares
                      issued and outstanding)                                              $    549,795
                    Paid-in capital in excess of par                                         76,520,088
                    Undistributed investment income--net                                        412,736
                    Accumulated realized capital losses on investments--net (Note 5)         (6,785,655)
                    Unrealized appreciation on investments--net                               5,077,759
                                                                                           ------------
                    Total--Equivalent to $13.78 net asset value per share of
                    Common Stock (market price--$12.25)                                                       75,774,723
                                                                                                            ------------
                    Total capital                                                                           $113,274,723
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  6,445,497
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    564,931
                    Commission fees (Note 4)                                                     97,295
                    Professional fees                                                            68,666
                    Accounting services (Note 2)                                                 44,239
                    Printing and shareholder reports                                             36,628
                    Transfer agent fees                                                          31,958
                    Directors' fees and expenses                                                 21,608
                    Listing fees                                                                 16,545
                    Custodian fees                                                               10,162
                    Amortization of organization expenses (Note 1e)                               5,520
                    Pricing fees                                                                  5,226
                    Other                                                                        13,960
                                                                                           ------------
                    Total expenses                                                                               916,738
                                                                                                            ------------
                    Investment income--net                                                                     5,528,759
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                             16,362
Unrealized Gain     Change in unrealized appreciation on investments--net                                         88,326
on Investments--Net                                                                                         ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  5,633,447
                                                                                                            ============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $  5,528,759     $  5,647,081
                    Realized gain (loss) on investments--net                                     16,362       (2,917,645)
                    Change in unrealized appreciation/depreciation on investments--net           88,326       11,582,892
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,633,447       14,312,328
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (4,288,887)      (4,201,421)
(Note 1f):            Preferred Stock                                                        (1,227,030)      (1,431,885)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (5,515,917)      (5,633,306)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                                117,530        8,679,022
                    Beginning of year                                                       113,157,193      104,478,171
                                                                                           ------------     ------------
                    End of year*                                                           $113,274,723     $113,157,193
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    412,736     $    399,894
                                                                                           ============     ============

FINANCIAL HIGHLIGHTS
                                                                                                              For the Period
                    The following per share data and ratios have been derived                                   April 30,
                    from information provided in the financial statements.           For the Year Ended         1993++ to
                                                                                        October 31,              Oct. 31,
                    Increase (Decrease) in Net Asset Value:                      1996      1995        1994        1993
Per Share           Net asset value, beginning of period                      $  13.76   $  12.18    $  14.89   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.01       1.02        1.00        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                               .01       1.58       (2.66)       .81
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.02       2.60       (1.66)      1.30
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                      (.78)      (.76)       (.81)      (.35)
                      Realized gain on investments--net                             --         --        (.04)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                  (.78)      (.76)       (.85)      (.35)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.04)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.22)      (.26)       (.19)      (.07)
                        Realized gain on investments--net                           --         --        (.01)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.13)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.22)      (.26)       (.20)      (.20)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.78   $  13.76    $  12.18   $  14.89
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $  12.25   $  12.00    $ 10.125   $  15.00
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                              8.67%     26.66%     (27.74%)     2.38%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                           6.61%     20.74%     (12.43%)     7.50%+++
                                                                              ========   ========    ========   ========


Ratios to Average   Expenses, net of reimbursement                                .81%       .84%        .79%       .48%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .81%       .84%        .82%       .84%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.87%      5.20%       4.89%      4.85%*
                                                                              ========   ========    ========   ========


Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                     $ 75,775   $ 75,657    $ 66,978   $ 81,637
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 37,500   $ 37,500    $ 37,500   $ 37,500
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          99.56%     62.45%      68.75%     20.15%
                                                                              ========   ========    ========   ========


Leverage:           Asset coverage per $1,000                                 $  3,021   $  3,018    $  2,786   $  3,177
                                                                              ========   ========    ========   ========


Dividends Per       Investment income--net                                    $    818   $    955    $    696   $    240
Share On                                                                      ========   ========    ========   ========
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on June 1, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $106,205,006 and $106,770,717, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                    Realized      Unrealized
                                 Gains (Losses)     Gains

Long-term investments           $     762,963  $   5,077,759
Financial futures contracts          (746,601)            --
                                -------------  -------------
Total                           $      16,362  $   5,077,759
                                =============  =============

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $5,077,759, of which $5,080,001 related to appreciated securities and $2,242 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $106,049,314.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 5,497,953. At October 31, 1996, total paid-in capital amounted to $77,069,883.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.183%.

As of October 31, 1996, there were 1,500 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $75,408 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $5,797,000, of which $3,467,000 expires in 2002 and $2,330,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065003 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniVest New Jersey Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniVest New Jersey Fund, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest New Jersey Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


(Ernst & Young LLP)


Princeton, New Jersey
November 26, 1996